Exhibit 21

Subsidiary	Jurisdiction of Formation

United States:
1ST & Fresh, LLC	Delaware
Addison Concessions, Inc.	Delaware
American Snack & Beverage, LLC	Florida
ARAMARK American Food Services, LLC	Ohio
ARAMARK Asia Management, LLC	Delaware
ARAMARK Aviation Services Limited Partnership	Delaware
ARAMARK Business & Industry, LLC	Delaware
ARAMARK Business Dining Services of Texas, LLC	Texas
ARAMARK Business Facilities, LLC	Delaware
ARAMARK Campus, LLC	Delaware
ARAMARK Capital Asset Services, LLC	Wisconsin
ARAMARK Cleanroom Services, LLC	Delaware
ARAMARK Cleanroom Services (Puerto Rico), Inc.	Delaware
ARAMARK Clinical Technology Services, LLC	Delaware
ARAMARK Concessions Services Joint Venture	Texas
ARAMARK Confection, LLC	Delaware
ARAMARK Construction and Energy Services, LLC	Delaware
Alt. Name: ARAMARK Asset Solutions
ARAMARK Consumer Discount Company	Pennsylvania
ARAMARK Correctional Services, LLC	Delaware
ARAMARK CTS, LLC	Delaware
ARAMARK Distribution Services, Inc.	Illinois
ARAMARK Educational Group, LLC	Delaware
ARAMARK Educational Services of Texas, LLC	Texas
ARAMARK Educational Services of Vermont, Inc.	Vermont
ARAMARK Educational Services, LLC	Delaware
ARAMARK Engineering Associates, LLC	Delaware
ARAMARK Entertainment, LLC	Delaware
ARAMARK Executive Management Services USA, Inc.	Delaware
ARAMARK Facilities Management, LLC	Delaware
ARAMARK Facility Management Corporation of Iowa	Iowa
ARAMARK Facility Services, LLC	Delaware
ARAMARK FHC Business Services, LLC	Delaware
ARAMARK FHC Campus Services, LLC	Delaware
ARAMARK FHC Correctional Services, LLC	Delaware
ARAMARK FHC Healthcare Support Services, LLC	Delaware
ARAMARK FHC Kansas, Inc.	Kansas
ARAMARK FHC Refreshment Services, LLC	Delaware
ARAMARK FHC School Support Services, LLC	Delaware
ARAMARK FHC Services, LLC	Delaware
ARAMARK FHC Sports and Entertainment Services, LLC	Delaware
ARAMARK FHC, LLC	Delaware
ARAMARK Food and Support Services Group, Inc.	Delaware
ARAMARK Food Service, LLC	Delaware
ARAMARK Food Service Corporation of Kansas	Kansas
ARAMARK Food Service of Texas, LLC	Texas
ARAMARK FSM, LLC	Delaware
ARAMARK Gourmet Business Services Atlanta, LLC	Georgia
ARAMARK Healthcare Support Services of Texas, Inc.	Texas
ARAMARK Healthcare Support Services of the Virgin Islands, Inc.	Delaware
ARAMARK Healthcare Support Services, LLC	Delaware
ARAMARK India Holdings LLC	Delaware
ARAMARK Industrial Services, LLC	Delaware
ARAMARK Japan, Inc.	Delaware
ARAMARK Kitty Hawk, Inc.	Idaho
ARAMARK Lakewood Associates	Georgia
ARAMARK Management, LLC	Delaware
ARAMARK Management Services Limited Partnership	Delaware
ARAMARK Marketing Services Group, Inc.	Delaware
ARAMARK North Carolina Technical Services, LLC	Delaware
ARAMARK Organizational Services, Inc.	Delaware
ARAMARK Orlando Culinary Partners, LLC	Delaware
ARAMARK Processing, LLC	Delaware
ARAMARK Qatar, LLC	Delaware
ARAMARK Rail Services, LLC	Delaware
ARAMARK RAV, LLC	Delaware
ARAMARK RBI, Inc.	Delaware
ARAMARK Receivables LLC	Delaware
ARAMARK Refreshment Services, LLC	Delaware
ARAMARK Refreshment Services of Tampa, LLC	Delaware
ARAMARK Schools Facilities, LLC	Delaware

ARAMARK Schools, LLC	Delaware
ARAMARK SCM, Inc.	Delaware
ARAMARK Senior Living Services, LLC	Delaware
ARAMARK Senior Notes Company	Delaware
ARAMARK Services Management of HI, Inc.	Hawaii
ARAMARK Services Management of IL, Inc.	Illinois
ARAMARK Services Management of MI, Inc.	Michigan
ARAMARK Services Management of NJ, Inc.	New Jersey
ARAMARK Services Management of OH, Inc.	Ohio
ARAMARK Services Management of SC, Inc.	South Carolina
ARAMARK Services Management of WI, Inc.	Wisconsin
ARAMARK Services of Kansas, Inc.	Kansas
ARAMARK Services of Puerto Rico, Inc.	Delaware
ARAMARK SM Management Services, Inc.	Delaware
ARAMARK SMMS LLC	Delaware
ARAMARK SMMS Real Estate LLC	Delaware
ARAMARK Sports and Entertainment Group, LLC	Delaware
ARAMARK Sports and Entertainment Services, LLC	Delaware
ARAMARK Sports and Entertainment Services of Texas, LLC	Texas
ARAMARK Sports and Entertainment Services, Inc./Martin’s Stadium, Inc. Joint Venture	Maryland
ARAMARK Sports and Entertainment Services/Quality Concessions Joint Venture	Texas
ARAMARK Sports Facilities, LLC	Delaware
ARAMARK Sports, LLC	Delaware
ARAMARK Summer Games 1996, LLC	Delaware
ARAMARK Technical Services North Carolina, Inc.	North Carolina
ARAMARK Togwotee, LLC	Delaware
ARAMARK U.S. Offshore Services, LLC	Delaware
ARAMARK Uniform & Career Apparel Group, Inc.	Delaware
ARAMARK Uniform & Career Apparel, LLC	Delaware
Alt. Names: ARAMARK Uniform Services; WearGuard-Crest
ARAMARK Uniform Manufacturing Company	Delaware
ARAMARK Uniform Services (Baltimore) LLC	Delaware
ARAMARK Uniform Services (Carmelo) LLC	Delaware
ARAMARK Uniform Services (Matchpoint) LLC	Delaware
ARAMARK Uniform Services (Midwest) LLC	Delaware
ARAMARK Uniform Services (Rochester) LLC	Delaware
ARAMARK Uniform Services (Santa Ana) LLC	Delaware
ARAMARK Uniform Services (Syracuse) LLC	Delaware
ARAMARK Uniform Services (Texas) LLC	Delaware
ARAMARK Uniform Services (West Adams) LLC	Delaware
ARAMARK Venue Services, Inc.	Delaware
ARAMARK-Gourmet Atlanta, L.L.C.	Georgia
ARAMARK-Gourmet DPS, LLC	Michigan
ARAMARK-Jay Concessions of St. Louis	Missouri
ARAMARK-KWAME of St. Louis, LLC	Delaware
ARAMARK-SFS Healthcare J.V., L.L.C.	Delaware
ARAMARK/Boston Concessions Joint Venture	Massachusetts
ARAMARK/Giacometti Joint Venture	Oregon
ARAMARK/Globetrotters, LLC	Delaware
ARAMARK/GM Joint Venture	Pennsylvania
ARAMARK/Gourmet HE-1, LLC	North Carolina
ARAMARK/Gourmet HE-2, LLC	North Carolina
ARAMARK/HMS, LLC	Delaware
ARAMARK/Jackmont, LLC	Georgia
ARAMARK/Martin’s Class Act Joint Venture	Maryland
ARAMARK/Martin’s Stadium Concession Services J.V.	Maryland
ARAMARK/O’Donnell Catering Joint Venture, LLC	Delaware
ARAMARK/Outback Restaurant Services Joint Venture	Pennsylvania
ARAMARK/Principle Partnering Group, LLC	Delaware
ARAMARK/SFS Joint Venture	Delaware
ARAMARK/TLS Joint Venture	Pennsylvania
ARAMARK/UCFS, LLC	Delaware
Brand Coffee Service, Inc.	Texas
Connected Services, LLC	Delaware
Delicious on West Street LLC	New York
D.G. Maren II, Inc.	Delaware
Delsac VIII, Inc.	Delaware
Doyon/ARAMARK Denali National Park Concessions Joint Venture	Alaska
Fine Host Holdings, LLC	Delaware
Galls, an ARAMARK Company, LLC	Delaware
Glacier Bay National Park and Preserve Concessions, LLC	Alaska
Gourmet ARAMARK Services, LLC	Delaware
Gourmet/ARAMARK Correctional, LLC	Delaware
Harrison Conference Associates, LLC	Delaware
Harrison Conference Center of Glen Cove, Inc.	New York
Harrison Conference Center of Lake Bluff, Inc.	Illinois
Harrison Conference Services of Massachusetts, LLC	Massachusetts
Harrison Conference Services of North Carolina, LLC	North Carolina

Harrison Conference Services of Princeton, Inc.	New Jersey
Harrison Conference Services of Wellesley, LLC	Massachusetts
Harry M. Stevens, LLC	Delaware
Harry M. Stevens, Inc. of New Jersey	New Jersey
Harry M. Stevens, Inc. of Penn.	Pennsylvania
Kowalski-Dickow Associates, LLC	Wisconsin
L&N Uniform Supply, LLC	California
Lake Tahoe Cruises, LLC	California
Landy Textile Rental Services, LLC	Delaware
Lifeworks Restaurant Group, LLC	Delaware
MyAssistant, Inc.	Pennsylvania
New ARAMARK, LLC	Delaware
Osmio Acquisition, LLC	Delaware
Overall Laundry Services, Inc.	Washington
Paradise Hornblower, LLC	California
Philadelphia Ballpark Concessions Joint Venture	Pennsylvania
Restaura, Inc.	Michigan
SeamlessWeb Professional Solutions, LLC	Delaware
Shoreline Operating Company, Inc.	California
Sun Office Service, Inc.	Texas
Tahoe Rocket LP	California
Tarrant County Concessions, LLC	Texas
The ARAMARK Foundation	Pennsylvania
The Menu Marketing Group, LLC	Delaware
Travel Systems, LLC	Nevada

International:

1st & Fresh Catering Canada	Canada
1st & Fresh Catering Canada Ltd.	Canada
AIM Services Co. Ltd.	Japan
ARA Catering and Vending Services Limited	United Kingdom
ARA Coffee Club Limited	United Kingdom
ARA Coffee System Limited	United Kingdom
ARA Food Services Limited	United Kingdom
ARA Marketing Services Limited	United Kingdom
ARA Offshore Services	United Kingdom
ARAKOR Co. Ltd.	Korea
ARAMARK (Asia) Pte Limited	Singapore
ARAMARK (BVI) Limited	British Virgin Islands
ARAMARK Airport Services Limited	United Kingdom
ARAMARK B.V.	Netherlands
ARAMARK Beverages Limited	United Kingdom
ARAMARK Canada Facility Services Ltd.	Canada
ARAMARK Canada Ltd.	Canada
ARAMARK Canadian Investments Inc.	Canada
ARAMARK Catering Limited	United Kingdom
ARAMARK CCT Trustees Limited	United Kingdom
ARAMARK China Holdings Limited	Hong Kong
ARAMARK Cleaning S.A.	Belgium
ARAMARK Colombia SAS	Colombia
ARAMARK Denmark ApS	Denmark
ARAMARK Entertainment Services (Canada) Inc.	Canada
ARAMARK GmbH	Germany
ARAMARK Gulf Limited	United Kingdom
ARAMARK Holdings GmbH & Co. KG	Germany
ARAMARK Holdings Ltd.	United Kingdom
ARAMARK Inversiones Latinoamericanas Limitada	Chile
ARAMARK Investments Limited	United Kingdom
ARAMARK Ireland Holdings Limited	Ireland
ARAMARK Kazakhstan Ltd.	Kazakhstan
ARAMARK Limited	United Kingdom
ARAMARK Management GmbH	Germany
ARAMARK Management Services of Canada, Inc.	Canada
ARAMARK Manning Services UK Limited	United Kingdom
ARAMARK Mexico, S.A. de C.V.	Mexico
ARAMARK Monclova Distribution Company S. de R.L. de C.V.	Mexico
ARAMARK Monclova Manufacturing de Mexico, S.A. de C.V.	Mexico
ARAMARK Monclova Services Company S. de R.L. de C.V.	Mexico
ARAMARK Norway SA	Norway
ARAMARK Partnership Limited	United Kingdom
ARAMARK Patman Services Private Limited	India
ARAMARK Peru, S.A.C.	Peru
ARAMARK Peru Servicios de Intermediacion SRL	Peru
ARAMARK Quebec Inc.	Canada
ARAMARK Restaurations GmbH	Germany
ARAMARK S.A.	Belgium
ARAMARK S.A. de C.V.	Mexico

ARAMARK SARL	Luxembourg
ARAMARK Service Industries (China) Co., Ltd.	China
ARAMARK Services SA	Belgium
ARAMARK Servicios de Catering, S.L.	Spain
ARAMARK Servicios Industriales, S. de R.L. de C.V.	Mexico
ARAMARK Servicios Integrales, S.A.	Spain
ARAMARK Servicios Mineros y Remotos Limitada	Chile
ARAMARK Skolni Jidelni, S.R.O.	Czech Republic
ARAMARK S.R.O.	Czech Republic
ARAMARK Sub Investments Limited	United Kingdom
ARAMARK Trustees Limited	United Kingdom
ARAMARK Uniform Holding de Mexico, S.A. de C.V.	Mexico
ARAMARK Uniform Manufacturing de Mexico, S.A. de C.V.	Mexico
ARAMARK Uniform Services (Canada) Ltd.	Canada
ARAMARK Uniform Services Japan Corporation	Japan
ARAMARK Worldwide Investments Limited	United Kingdom
ARAMARK Workplace Solutions (UK) Ltd.	United Kingdom
ARAMARK/Dasko Restaurant and Catering Services S.A.	Greece
ARAMONT Company Ltd.	Bermuda
Beijing Golden Collar Dining Ltd.	China
Campbell Catering Holdings Limited	Ireland
Campbell Catering Limited	United Kingdom
Campbell Catering Ltd.	Ireland
Campbell Catering Services	Ireland
Campbell Catering (Belfast) Ltd.	Northern Ireland
Campbell Catering (N.I.) Ltd.	Northern Ireland
Caterwise Alliance Limited	United Kingdom
Caterwise Food Services Limited	United Kingdom
CDR Mantenimiento Integral S.A.	Chile
Central de Abastecimiento Limitada	Chile
Central Multiservicios S.R.L.	Argentina
Central de Restaurantes ARAMARK Limitada	Chile
Central de Restaurantes ARAMARK Multiservicios Limitada	Chile
Central de Restaurantes S.R.L.	Argentina
Centrapal S.R.L.	Argentina
Centro de Innovacion y Servicio S.A.	Chile
Complete Purchasing Services Inc.	Canada
Distributor JV Limited	British Virgin Islands
Effective Partnerships Limited	United Kingdom
Food JV Limited	British Virgin Islands
Galls Europe Limited	United Kingdom
Glenrye Properties Services Limited	Ireland
Hunters Catering Partnership Limited	United Kingdom
Instituto ICS S.A.	Chile
Inversiones ARAMARK Chile Limitada	Chile
Inversiones Centralcorp Ltda.	Chile
Inversiones en Aseo y Mantenimento S.A.	Chile
Inversiones Palm S.A.	Chile
Irish Estates (Facilities Management) Limited	Ireland
Irish Estates (Management) Limited	Ireland
Nissho Linen	Japan
Orange Environmental Building Services Limited	UK
Orange Support Services Limited	UK
Premier Management Company (Dublin) Limited	Ireland
Premier Partnership (Catering) Limited	United Kingdom
SeamlessWeb UK Limited	United Kingdom
Seguricorp S.A.	Chile
Seguricorp Servicios S.A.	Chile
Servicios Gastronomicos Generales Ltda.	Chile
Spokesoft Technologies Limited	Ireland
Stuart Cabeldu Catering Limited	United Kingdom
The Original Food Company Limited	United Kingdom
Travers Food Service Ltd.	Canada
Vector Environmental Services Limited	Northern Ireland
Vector Workplace and Facility Management Limited	Ireland
Veris Property Management Limited	United Kingdom
Veris UK Limited	United Kingdom